Exhibit 10.14

REORGANIZATION AGREEMENT

This Reorganization Agreement, dated as of [_____], 2021 (this “Agreement”), is made and entered into by and among H&W Franchise Holdings LLC, a Delaware limited liability company (“H&W Holdings”), the undersigned equityholders of H&W Holdings (the “Equityholders”), Xponential Intermediate Holdings, LLC, a Delaware limited liability company (“Xponential Holdings”) and Xponential Fitness, Inc., a Delaware corporation (“PubCo”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Registration Statement (as defined below), unless otherwise indicated in this Agreement.

RECITALS

WHEREAS, on June 25, 2021, PubCo filed a Form S-1 Registration Statement under the Securities Act of 1933 with the United States Securities and Exchange Commission (as subsequently amended, the “Registration Statement”) in anticipation of the initial public offering of its Class A common stock (“Class A Common Stock”) for trading on the New York Stock Exchange (the “IPO”);

WHEREAS, in connection with the IPO and as detailed in the Registration Statement, the parties hereto will engage in a series of corporate reorganization transactions to facilitate completion of, or otherwise in connection with, the IPO (such series of corporate reorganization transactions are collectively referred to herein as the “Reorganization”); and

WHEREAS, the parties hereto desire to enter into this Agreement to (i) set forth the terms and conditions of the Reorganization, and (ii) approve the Reorganization as it pertains to H&W Holdings, H&W Holdings’ direct and indirect subsidiaries, and the equityholders of H&W Holdings.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Reorganization Transactions. In connection with the IPO, the parties hereto hereby agree to take the actions set forth below (or cause such actions to take place), which shall, in each case, be effective in the following order:

a. At least one (1) day prior to the initial closing of the sale of Class A Common Stock in the IPO (the “IPO Closing Date”);

i. PubCo shall (a) amend and restate its Bylaws in the form attached hereto as Exhibit A (the “Amended and Restated Bylaws”) and (b) amend and restate its Certificate of Incorporation in the form attached hereto as Exhibit B (the “Amended and Restated Certificate of Incorporation”).

ii. Pursuant to the Agreement and Plan of Merger, substantially in the form attached hereto as Exhibit C (the “H&W Merger Agreement”), by and between H&W Holdings and H&W Franchise Intermediate Holdings LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of H&W Holdings (“H&W Intermediate”), H&W Intermediate will merge with and into H&W Holdings, pursuant to which the separate corporate existence of H&W Intermediate will cease and H&W Holdings will be the surviving entity.

iii. Pursuant to [that certain distribution agreement, substantially in the form attached hereto as Exhibit D], H&W Holdings will distribute 100% of the membership interests of St. Gregory Holdco, LLC, a Delaware limited liability company (“St. Gregory”), to the Class A-1 Members and Class A-2 Members (each as defined in the H&W LLC Agreement) in accordance with Section 5.2 of H&W Holdings’ Sixth Amended & Restated Limited Liability Company Operating Agreement (the “H&W LLC Agreement”) (such distribution, the “St. Gregory Distribution”).

iv. Pursuant to that certain Redemption Agreement, substantially in the form attached hereto as Exhibit E (the “H&W Investco Redemption Agreement”), by and between H&W Investco LP, a Delaware limited partnership (“H&W Investco”), and H&W Investco Blocker II LP, a Delaware limited partnership that has elected to be treated as a corporation for U.S. federal income tax purposes (“H&W Blocker”), H&W Investco shall distribute to H&W Blocker, in complete redemption of H&W Blocker’s interest in H&W Investco (the “H&W Investco Redemption”), a portion of H&W Investco’s (a) Class A-1 Units of H&W Holdings, (b) Class A-2 Units of H&W Holdings, (c) Class A-5 Units of H&W Holdings, and (d) St. Gregory membership interests.

v. Simultaneously, (i) pursuant to that certain Agreement and Plan of Merger, substantially in the form attached hereto as Exhibit F (the “Xponential Holdings Merger Agreement”), by and between H&W Holdings and Xponential Holdings, H&W Holdings will merge with and into Xponential Holdings, pursuant to which (A) the separate existence of H&W Holdings will cease and Xponential Holdings will be the surviving entity and (B) each Class A-5 Unit of H&W Holdings owned by H&W Investco and Lag Fit, Inc., a Delaware corporation (“Lag Fit”) shall be redeemed for a cash amount equal to the respective Class A-5 Preference Amount and Class A-5 Preferred Return with respect to such Class A-5 Units (collectively, the “Class A-5 Redemption Amount”) and (ii) the former equityholders of H&W Holdings shall enter into the [Second] Amended and Restated Limited Liability Company Operating Agreement of Xponential Holdings substantially in the form attached hereto as Exhibit G (the “Amended LLC Agreement”).

vi. Pursuant to that certain Contribution and Distribution Agreement, substantially in the form attached hereto as Exhibit H (the “H&W Contribution and Distribution Agreement”), by and among H&W Blocker, [•], a wholly-owned Delaware corporation (“H&W NewCo”) and H&W Investco BL Feeder LP, a Delaware limited partnership and sole limited partner of H&W Blocker (“H&W Feeder”), H&W Blocker will contribute 100% of its membership interest in St. Gregory to the capital of H&W NewCo in exchange for the issuance of additional equity in H&W NewCo and distribute 100% of its ownership interest in H&W NewCo to H&W Feeder.

vii. [Pursuant to that certain Contribution and Distribution Agreement, substantially in the form attached hereto as Exhibit I (the “Rumble Contribution and Distribution Agreement”), by and among Rumble Holdings LLC, a Delaware limited liability company (“Rumble Blocker”), [•], a Delaware corporation (“Rumble NewCo”) and Rumble Parent LLC, a

Delaware limited liability company and sole member of Rumble Blocker (“Rumble Parent”), Rumble Blocker will contribute 100% of its membership interest in St. Gregory to the capital of Rumble NewCo in exchange for the issuance of additional equity in Rumble NewCo and distribute 100% of its ownership interest in Rumble NewCo to Rumble Parent.]

viii. Simultaneously:

1.

Pursuant to that certain Contribution Agreement, substantially in the form attached hereto as Exhibit J (the “Rumble Contribution Agreement”), Rumble Parent will contribute 100% of the membership interests in Rumble Blocker to PubCo in exchange for the issuance of Class A Common Stock of PubCo to Rumble Parent,

2.

Pursuant to that certain Contribution Agreement, substantially in the form attached hereto as Exhibit K (the “H&W Blocker Contribution Agreement”), H&W Feeder will contribute 100% of the interests in H&W Blocker to PubCo in exchange for the issuance of Class A Common Stock of PubCo to H&W Feeder and the cash consideration specified in the H&W Blocker Contribution Agreement (such cash consideration, the “H&W Blocker Proceeds”).

ix. Immediately following the contributions described in Section ix and simultaneously, (1) pursuant to that certain Agreement and Plan of Merger, substantially in the form attached hereto as Exhibit L, by and between PubCo and Rumble Blocker, Rumble Blocker will merge with and into PubCo, pursuant to which the separate corporate existence of Rumble Blocker will cease and PubCo will be the surviving entity, and (2) pursuant to that certain Agreement and Plan of Merger, substantially in the form attached hereto as Exhibit M by and between PubCo and H&W Blocker, H&W Blocker will merge with and into PubCo, pursuant to which the separate corporate existence of H&W Blocker will cease and PubCo will be the surviving entity.

x. PubCo shall enter into Subscription Agreements, substantially in the form attached hereto as Exhibit N (the “Subscription Agreements”) with each member of Xponential Holdings), other than (i) LCAT Franchise Fitness Holdings, Inc., a Delaware corporation (“LCAT”) and (ii) any member holding solely unvested “LLC Units” (as defined in the Amended LLC Agreement) (the “Xponential Pre-IPO Members”), pursuant to which PubCo shall issue shares of its Class B Common Stock to each Xponential Pre-IPO Member on a one-to-one basis with the number of LLC Units (other than unvested LLC Units) that will be held by such Xponential Pre-IPO Member after the IPO.

xi. PubCo and H&W Investco shall enter into a Contribution Agreement, substantially in the form attached hereto as Exhibit O (the “H&W Investco Contribution Agreement”), pursuant to which H&W Investco shall contribute a portion of its LLC Units to PubCo in exchange for shares of Class A Common Stock equal to the number of LLC Units contributed.

xii. Pursuant to [that certain distribution agreement, substantially in the form attached hereto as Exhibit P], H&W Investco shall distribute its shares of Class A Common Stock and certain of its rights under the TRA (as defined below) to MGAG LLC, a Delaware limited liability company and the general partner of H&W Investco (“H&W Investco GP”), after which H&W Investco GP and H&W Feeder shall contribute their shares of PubCo Class A Common Stock to [•], a Delaware limited partnership (“H&W Investco II”).

xiii. PubCo and Lag Fit shall enter into a Contribution Agreement, substantially in the form attached hereto as Exhibit Q (the “Lag Fit Contribution Agreement”), pursuant to which, Lag Fit shall contribute a portion of its LLC Units to PubCo in exchange for shares of Class A Common Stock equal to the number of LLC Units contributed.

b. On the IPO Closing Date:

i. PubCo shall use the cash proceeds from the IPO and the issuance of shares of its Convertible Preferred Stock (as defined in the Registration Statement) to:

1.	pay the H&W Blocker Proceeds to H&W Feeder,

2.

purchase LLC Units from certain Xponential Pre-IPO Members desiring to sell LLC Units to PubCo (each, a “Selling Pre-IPO Member”), in each case, pursuant to the terms of the Unit Purchase Agreements, substantially in the form attached hereto as Exhibit R (the “Selling Pre-IPO Member Unit Purchase Agreements”), by and between PubCo and each Selling Pre-IPO Member,

3.

purchase the shares of LCAT from the LCAT shareholders pursuant to the terms of the Stock Purchase Agreement substantially in the form attached hereto as Exhibit S (the “LCAT Stock Purchase Agreement”), by and among PubCo and the LCAT shareholders,

4.

acquire Preferred Units (up to the number of shares of Convertible Preferred Stock issued), and, to the extent of the remaining cash consideration, LLC Units from Xponential Holdings, in each case, pursuant to the terms of the Unit Purchase Agreement substantially in the form attached hereto as Exhibit T (the “Xponential Unit Purchase Agreement”), by and between PubCo and Xponential Holdings; provided that (x) in the event that the amount of cash contributed to Xponential Holdings pursuant to the Xponential Unit Purchase Agreement is less than the amount of proceeds received in the Preferred Issuance, a portion of the LLC Units acquired from LCAT will be recapitalized into Preferred Units such that the total number of Preferred Units held by PubCo after the completion of the IPO and

Reorganization Transactions is equal to the number of outstanding shares of Convertible Preferred Stock, and (y) for administrative convenience and at the direction of Xponential Holdings, a portion of the cash to be contributed to Xponential Holdings equal to the Class A-5 Redemption Amount may be wired directly to the Redeemed Class A-5 Members in satisfaction of Xponential Holdings’ obligation to pay such Class A-5 Redemption Amount to the Redeemed Class A-5 Members.

ii. Pursuant to that certain Agreement and Plan of Merger, substantially in the form attached hereto as Exhibit U (the “LCAT Merger Agreement”), by and between PubCo and LCAT, LCAT will merge with and into PubCo, pursuant to which the separate corporate existence of LCAT will cease and PubCo will be the surviving entity (the “LCAT Merger”).

2. Additional documentation to be entered into in connection with the Reorganization Transactions:

a. Tax Receivable Agreement. PubCo, Xponential Holdings, Rumble Parent, H&W Feeder and the Pre-IPO Members shall enter into a Tax Receivable Agreement substantially the form attached hereto as Exhibit V (the “TRA”).

b. Registration Rights Agreement. PubCo, the Preferred Investors and certain of the Xponential Pre-IPO Members shall enter into a Registration Rights Agreement substantially in the form attached hereto as Exhibit W (the “Registration Rights Agreement”).

3. Consent and Approval. Each of the parties hereto consents to and approves of the transactions contemplated in the Reorganization, in each case, as set forth above and as detailed in the Registration Statement.

4. Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon a request submitted to, and accepted by, the United States Securities and Exchange Commission by PubCo requesting the withdraw of the Registration Statement. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any person or entity in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person or entity shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof. This Section 3 shall survive the termination of this Agreement.

5. Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements executed and performed entirely within such State.

6. Successors and Assigns. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

7. Amendment; Waiver. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the parties hereto.

8. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

9. Cooperation. The parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, all appropriate action to do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by this Agreement, the Exhibits hereto and the Registration Statement.

10. Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

11. Entire Agreement. This Agreement and the agreements referenced herein, including, without limitation, the Exhibits hereto and the Registration Statement, constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

H&W HOLDINGS:

H&W FRANCHISE HOLDINGS LLC, a Delaware limited liability company

By:

Name:

Title:

XPONENTIAL FITNESS:

XPONENTIAL FITNESS, INC., a Delaware corporation

By:

Name:

Title:

XPONENTIAL HOLDINGS:

XPONENTIAL INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company

By:

Name:

Title:

EQUITYHOLDERS:

[Requisite Company Equityholders TBD]

[Signature Page to Reorganization Agreement]